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                                                                    EXHIBIT 4.1


Common Stock Number __________                            (Seal)
Common Stock Shares __________

Incorporated Under the Laws of Georgia
See Reverse for Certain Definitions and Restrictions


                      Main Street Banks Incorporated
                                                             Cusip 560348 10 4

This certificate is transferable in the cities of Atlanta, Georgia and New York, New York

This certifies that



is the owner of Fully paid and non-assessable shares of common stock, par value $1.00 per share of MAIN STREET BANKS INCORPORATED transferable on the books of the Corporation by the holder hereof in person or by duty authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated
(SEAL)



/s/ Sam B. Hay III
Executive Vice President
/s/ Robert R. Fowler III
Chairman, President, and Chief Executive Officer




Countersigned and Registered: Reliance Trust Company

                       Transfer Agent and Register
                             (Atlanta, Georgia)

By
Authorized Signature

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                          (Back of Certificate)




                                     MAIN STREET BANKS INCORPORATED


The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM-   as tenants in common
TEN ENT-   as tenants by the entireties
JT TEH- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT- _________________ Custodian ______________
                        (Cust)                    (Minor)

under Uniform Gifts to Minors Act___________________________
                                          (State)




Additional abbreviations may also be used though not in the above list.


For Value received,____________________hereby sell and assign and transfer unto
    PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF
    ASSIGNEE_______________________________________________________________
    _______________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares of the capitol stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________ Attorney to transfer the said stock on the books of the within-named


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Corporation with full
power of substitution in the premises.


Dated______________________________

X _________________________________

X _________________________________

NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT,
OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED:_____________________________________
                     THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS, AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17 Ad-15.